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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 1997



                                 BITSTREAM INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                         0-21541                04-2744890
(State of incorporation or other        (Commission          (I.R.S. Employer
 jurisdiction of incorporation)         File Number)         Identification No.)



                215 FIRST STREET, CAMBRIDGE, MASSACHUSETTS 02142
          (Address of principal executive offices, including Zip code)


                                 (617) 497-6222
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.


                  Financial statements of business acquired are filed as
                  Exhibit 99(b) hereto.


         (b)      Proforma Financial Information.


                  Pro Forma financial information is filed as Exhibit 99(c) hereto.


         (c)      Exhibits

         Exhibit Number      Description of Exhibit


         99(a) Agreement and Plan of Merger among Bitstream Inc., Archetype, Inc. and Archetype Acquisition Corporation, dated March 28, 1997. Incorporated by reference to Exhibit 10.10 of the report of the Registrant on Form 10-K for the fiscal year ended December 31, 1996.


         99(b) Financial Statements of Business Acquired (filed herewith).

         99(c)               Pro Forma Financial Information (filed herewith).


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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 14, 1997                          Bitstream Inc.




                                              By: /s/ Charles Ying

                                                  --------------------------
                                                  President




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                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

Exhibit

99(a) Agreement and Plan of Merger among Bitstream Inc., Archetype, Inc. and Archetype Acquisition Corporation, dated March 28, 1997. Incorporated by reference to Exhibit 10.10 of the report of the Registrant on Form 10-K for the fiscal year ended December 31, 1997.


99(b)             Financial Statements of Business Acquired (filed herewith).

99(c)             Pro Forma Financial Information (filed herewith).





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